UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

December 10, 2010
__________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	#1120, 833 – 4 Avenue S.W. Calgary, AB T2P 3T5 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement

On December 7, 2010, Kodiak Energy, Inc. (“Kodiak”) closed the transactions related to the acquisition of certain unsecured debt instruments of Cougar Energy, Inc. from three institutions.  Kodiak issued 632,070 restricted common shares of Kodiak to LB(Swiss) Private Bank Ltd for an unsecured debt of $63,206.97 USD of Cougar Energy, Inc.  Kodiak issued 4,144,038 restricted common shares of Kodiak to Zentrum Energie Trust AG for an unsecured debt instrument of $414,403.80 USD.  Kodiak issued 4,500,000 restricted common shares of Kodiak to Asperago, EH&P Investments AG, for an unsecured debt of $450,000 USD.

In a subsequent agreement Kodiak has reached terms with Cougar Oil and Gas Canada Inc,(“Cougar”)  the owner of Cougar Energy, Inc to convert $477,610 USD of the above debt to restricted common shares of Cougar  at closing price of Cougar on December 8, 2010.  That price was 2.57 USD.  Cougar will issue 185,840 shares of restricted stock to Kodiak Energy, Inc. at closing.

The balance of the debt will be carried as an intercompany account between Kodiak and Cougar for the interim.

Kodiak will continue to function as a parent company with respect to the assets, through its shareholder position in Cougar Oil and Gas Canada, Inc. as previously disclosed in our filings. Cougar Oil and Gas Canada Incs performance will be reflected on Kodiak's consolidated financial reporting.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company announced that Mr. Gordon Taylor has submitted his retirement for health reasons from the Company’s Board of Directors effective December 5, 2010. Mr. Taylor wishes to focus on his retirement going forward. The Board wishes to thank Mr. Taylor for his years of invaluable service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: December 9, 2010	By:	/s/ William S. Tighe William S. Tighe Chief Executive Officer & President